Exhibit 10.3

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*] COLLABORATIVE DEVELOPMENT PROGRAM AGREEMENT

This [*]COLLABORATIVE DEVELOPMENT PROGRAM AGREEMENT (“Agreement”) is made as of March 15, 2010 (“Effective Date”) by and among TOSHIBA CORPORATION doing business at 1-1, Shibaura 1-chome, Minato-ku, Tokyo 105-8001, Japan (together with its Affiliates, “Toshiba”), SANDISK CORPORATION doing business at 601 McCarthy Boulevard, Milpitas, CA 95035 USA (together with its Affiliates, “SanDisk”), and INTERMOLECULAR, INC.  doing business at 2865 Zanker Road, San Jose, CA 95134 USA (together with its Affiliates, “Intermolecular”).  Toshiba, SanDisk and Intermolecular shall be referred to herein individually as a party or collectively as the parties.

BACKGROUND

WHEREAS, Toshiba, SanDisk and Intermolecular desire to enter into a collaborative development program for the further development of certain [*] (“[*]”) technology as specified in this Agreement, and based on (a) the prior work between SanDisk and Intermolecular to develop [*] from [*] through [*], (b) subsequent [*] development work conducted independently by Intermolecular from [*] through [*], (c) work provided by Toshiba and SanDisk, and (d) the collaborative efforts of the parties under this Agreement;

NOW THEREFORE, in consideration of the mutual promises and covenants contains herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound, the parties agree as follows:

1.             DEFINITIONS

1.1           “Affiliate” shall mean any entity controlling, controlled by or under common control with, a party to this Agreement.  For purposes of this Agreement, the direct or indirect ownership of more than fifty percent (50%) of the outstanding securities of, or voting interest in, an entity shall be deemed to constitute control.

1.2           “Category One IP” shall mean the patents and patent applications owned by [*] covering [*] including that listed in Exhibit A.  Exhibit A may be updated and/or amended from time to time as approved in writing by [*].

1.3           “Category Two IP” shall mean (a) [*] specifically designated by [*] for [*] in a Collaborative Development Program, or (b) [*] agreed upon by [*] for [*] in the CDP.

1.4           “Category Three IP” shall mean [*], as among the parties hereto, [*] by [*] and based [*] on [*] or other [*] or [*]; provided that any [*] activities that may result in Technology or Intellectual Property Rights in this category shall be pre-approved in writing by the parties in accordance with Section 2.1.2.

1.5           “Category Four IP” shall mean [*], as among the parties hereto, [*] by [*] and based [*] on [*] (or other [*] or [*] as determined and confirmed by the IP Committee)..

Intermolecular Confidential

1.6           “Category Five IP” shall mean [*], as among the parties hereto, [*] by [*] and based [*] on [*] (or other [*] or [*] as determined and confirmed by the IP Committee).

1.7           “Category Six IP” shall mean [*], as among the parties hereto, [*] by [*] and based [*] on [*] (or other [*] or [*] as determined and confirmed by the IP Committee).

1.8           “Category Seven IP” shall mean [*] on the one hand and [*] on the other hand, and based [*] on [*] (or other [*] or [*] as determined and confirmed by the IP Committee).

1.9           “Category Eight IP” shall mean [*] by [*] on the one hand and [*]on the other hand, and based [*] on [*] (or other [*] or [*] as determined and confirmed by the IP Committee)..

1.10         “CDP IP” shall mean collectively or separately [*] and [*].

1.11         “CDP Chip” shall mean [*].

1.12         “Non-CDP Chip” shall mean one or more Die packaged or otherwise connected together, utilizing CDP IP outside the CDP Field.

1.13         “Collaborative Development Program” or “CDP” shall mean the activities that are conducted by Toshiba, SanDisk and Intermolecular under this Agreement in accordance with the Development Plan.

1.14         “CDP Field” shall mean [*] semiconductor integrated circuit [*] chips.

1.15         “Confidential Information” shall mean any information disclosed by one party to any other party in connection with this Agreement, whether in electronic, written, graphic, oral, machine readable or other tangible or intangible form, that is marked or identified at the time of disclosure as “confidential” or “proprietary” or in some other manner so as to clearly indicate its confidential nature.  Except as specifically provided in Section 6 below, the terms and conditions of this Agreement shall constitute Confidential Information of each of the parties.

1.16         “Development Plan” shall mean the written plan describing the activities to be conducted by each party and the target specifications to be met for deliverables during the CDP that is attached hereto as Exhibit B.

1.17         “Die” shall mean a semiconductor integrated circuit in die form.

1.18         “Foreground IP” shall mean the [*] and [*] developed under the CDP as [*] and [*]; provided however, that Foreground IP excludes HPC Technology, HPC Derivatives, Non [*] Foreground IP and [*] Design IP.  For purposes of categorization, conventional inventorship rules apply (except for [*] and [*], which shall be subject to Sections 3.2.2 and 3.2.3).

1.19         “FTE” shall mean an Intermolecular employee assigned to the CDP, based on approximately one hundred sixty-six (166) hours of professional services performed by one

Intermolecular Confidential

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qualified person during a one month period, or the same number of hours in aggregate performed by two or more qualified persons during a one month period

1.20         “HPC Derivatives” shall mean all improvements, derivatives and modifications to any HPC Technology, developed by any party during the course of the CDP based on access to or use of Intermolecular-provided tools, software or information enabling the use of HPC Technology.

1.21         “HPC Technology” shall mean all Technology, including the Workflow Infrastructure, and without reference to any Toshiba or SanDisk Confidential Information or any Toshiba and SanDisk Contributed Background IP, used for the simultaneous, parallel, or rapid serial:  (i) design, (ii) synthesis, (iii) processing, (iv) process sequencing, (v) process integration, (vi) device integration, (vii) analysis, or (viii) characterization of more than two (2) compounds, compositions, mixtures, processes, or synthesis conditions, or the structures derived from such on a single wafer.  It is understood that any such test vehicles include physical and/or electrical characterization devices such as test structures or chips used in the design, process development, manufacturing process qualification, and manufacturing process control of integrated circuit devices to the extent that such devices are used in simultaneous, parallel, and rapid serial processing.  Nothing in this Agreement shall limit the use of test wafers used in research and development using nominally uniform processing.  It is also understood that HPC Technology does not include the use of commercially available equipment in commercial manufacturing for nominally uniform processing of one or more identical integrated circuits on a single substrate, or the use of such equipment in research and development for nominally uniform processing of one or more integrated circuits on a single substrate.  Toshiba and/or SanDisk existing or practiced technology or methodologies, and/or publicly known tools and methods, are excluded from the definition of HPC Technology.  HPC Technology excludes [*] Design IP.

1.22         “IM [*] Developed Technology” mean the [*] Technology developed independently by Intermolecular subsequent to [*] and prior to [*] that is attached hereto as Exhibit C.  Such exhibit shall not restrict or modify Toshiba’s and SanDisk’s rights with respect to their respective independent ownership rights of intellectual property rights and technology independently developed by them respectively.

1.23         “Informatics Software” shall mean the Intermolecular-proprietary software platform enabling the operation of Dry and Wet Workflows and the gathering and sharing of CDP information through a web-based interface.

1.24         “Initial Term” means the two (2) year period from the Effective Date.

1.25         “Intellectual Property Rights” shall mean all U.S.  and foreign rights in and to all (i) patents and patent applications, including all divisions, substitutions, continuations, continuation-in-part applications, and reissues, re-examinations and extensions thereof, (ii) copyrights and other rights in works of authorship, (iii) unpatented information, trade secrets, know-how, invention disclosures, engineering notebooks, confidential information, data, or materials, (iv) mask work rights, and (v) any other intellectual or other proprietary rights of any kind now known or hereafter recognized in any jurisdiction.

Intermolecular Confidential

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1.26         “Intermolecular Background IP” shall mean (i) the Original CDP Developed Technology; (ii) the IM [*] Developed Technology; (iii) all Intellectual Property Rights in subsections (i) and (ii); and (iv) Technology and Intellectual Property Rights created, conceived or developed by or for Intermolecular outside of or independently from the Collaborative Development Program, provided that each of (i), (ii), (iii) and (iv) are to the extent unanimously preapproved in writing by the IP Committee for submission to the CDP.  If Toshiba and/or SanDisk do not approve for submission any Technology or Intellectual Property Rights proposed for inclusion by Intermolecular under categories (i), (ii) and (iii) above, such Technology or Intellectual Property Rights shall not be deemed licensed under Section 4 below and shall be excluded from the covenant set forth in Section [*] and, if a patent or patent application, shall not be subject to the provisions of Section [*].  Intermolecular Background IP excludes HPC Technology.

1.27         “Intermolecular Customer” shall mean a Third Party that engages in a development program with Intermolecular where Intermolecular performs development services in the field of semiconductors, including but not limited to semiconductor materials, semiconductor device technology, and/or semiconductor manufacturing equipment, process and characterization technology on behalf of and/or in collaboration with such Third Party, in a manner similar to the development program described in this Agreement.

1.28         “Licensed IP” shall mean [*] and [*].

1.29         “[*]” shall mean [*].

1.30         “[*] Foreground IP” shall mean the materials, process, structure and other Technology included in [*] developed pursuant to the CDP, but not [*] Design IP, and all Intellectual Property Rights therein or thereto.

1.31         “Non [*] Foreground IP” shall mean the materials, process, structure and other Technology included in [*] that are not [*] based and all Intellectual Property Rights therein or thereto.  The parties agree that no such Non [*] Foreground IP are intended to be developed pursuant to the CDP.

1.32         “[*] Technology” means [*] derived from CDP IP, that [*]  per physical [*]; provided that such [*] Technology-based devices (i) provide similar functional capabilities as the [*] -based [*] technology produced by SanDisk and Toshiba as of the Effective Date and (ii) are used for [*]  per physical [*] at the time of shipment by SanDisk or Toshiba.

1.33         “New [*] Concepts” shall mean Intellectual Property Rights and Technology that is contributed by Toshiba and/or SanDisk that the parties agree to develop pursuant to the CDP that does not contain, and is not a derivative, modification, improvement and enhancement of, the Intermolecular Background IP or the Toshiba and SanDisk Contributed Background IP.

1.34         “Original CDP Developed Technology” shall mean the [*] and [*] Documentation as agreed upon by SanDisk and Intermolecular on [*], and attached hereto as Exhibit D.  Such exhibit shall not restrict or modify Toshiba’s and SanDisk’s rights with respect

Intermolecular Confidential

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to their respective independent ownership rights of intellectual property rights and technology independently developed by them respectively.

1.35         “CDP Product” shall mean a product containing one or more CDP Chips manufactured and offered for sale by or for Toshiba or SanDisk.  CDP Products may be delivered to customers in any form including wafer form, packaged and unpackaged [*] Die, and finished goods.

1.36         “Non-CDP Product” shall mean a product containing one or more Non-CDP Chips manufactured and offered for sale by or for Toshiba or SanDisk.  Non-CDP Products may be delivered to customers in any form including wafer form, packaged and unpackaged Die, and finished goods.

1.37         “[*]” shall mean a [*], including the [*], and [*] if any are needed, and the [*].

1.38         “[*] Design IP” shall mean any of the following arising or resulting from the Development Program, including any Intellectual Property Rights or Technology therein:  (i) [*] Technology device designs; (ii) [*] Technology circuit designs; (iii) [*] Technology chip architectures; (iv) [*] process integration technology; (v) [*] steering elements (e.g.  [*]); (vi) device and chip operation and testing; and (vii) any and all [*].

1.39         [intentionally left blank]

1.40         “Technology” shall mean tangible embodiments of Intellectual Property Rights, whether in electronic, written or other media, including techniques, methodologies, processes, designs, test vehicles, synthetic procedures, systems, or any of combinations of the foregoing, as well as any directories, source code, object code, firmware, technical documentation, specifications, requirements, designs, design drawings, design files, and quality control data, schemes, schematics, diagrams, bills of material, netlists, build instructions, test reports, mask works, data sheets, reference designs, net lists, RTL, algorithms, formulae, photomasks, databases, lab notebooks, manuscripts, records, prototypes, samples, studies, and invention disclosure forms.

1.41         “Term” shall mean the Initial Term and any renewals thereof pursuant to Section 11.1.

1.42         “Toshiba and SanDisk Contributed Background IP” shall mean Intellectual Property Rights and Technology related [*] owned by Toshiba and/or SanDisk that is provided by Toshiba and/or SanDisk to Intermolecular at any time under the CDP.  All such Technology or Intellectual Property Rights shall be specified in the Development Plan or specified by Toshiba or SanDisk during the CDP under Section 2.2.

1.43         “Third Party” shall mean any person or entity other than Toshiba, SanDisk and Intermolecular, and any permitted assigns.

Intermolecular Confidential

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1.44         “Third Party Licensee” shall mean an entity other than Toshiba, any Toshiba Affiliate, SanDisk or any SanDisk Affiliate to whom a license to all or a portion of the Licensed IP or a license to any Joint IP, as applicable, is granted under Section 5.10.

1.45         “Third Party CDP Product” shall mean a product (which is neither a CDP Product nor a Non-CDP Product) containing one or more CDP Chips manufactured and offered for sale by or for a Third Party Licensee to a customer other than SanDisk and/or Toshiba. Third Party CDP Products may be delivered to customers in any form including [*].

1.46         “Third Party Non-CDP Product” shall mean a product (which is neither a CDP Product nor a Non-CDP Product) containing one or more Non-CDP Chips manufactured and offered for sale by or for a Third Party Licensee to a customer other than SanDisk and/or Toshiba.  [*].

1.47         “Workflow Infrastructure” shall mean the HPC processing tools implemented by Intermolecular ([*]), characterization infrastructure (including physical metrology and electrical test equipment), and the Informatics Software designed or optimized by Intermolecular and installed at Intermolecular’s facilities for use by the parties to perform the development activities specified in the Development Plan, as more fully described in Exhibit E attached hereto.

2.             COLLABORATIVE DEVELOPMENT PROGRAM

2.1           CDP.

2.1.1        Pre-CDP Workshop.  Immediately after the Effective Date of this Agreement, Intermolecular, Toshiba and SanDisk shall set up a technical workshop in a manner and schedule to be agreed by the parties for informing Toshiba and SanDisk of the Technology which are described in Exhibits C and D attached hereto.  Exhibits C and D are to be provided to Toshiba and SanDisk on the Effective Date.  Promptly but no later than [*] days following such technical workshop, the Operating Committee will determine which items will be listed on Exhibit H (which shall be the Intermolecular Background IP for the CDP).  The parties confirm and agree that items not initially included in Exhibit H (but listed in Exhibit C or D) may at any time prior to the licensing election described in Section 4.2.2, upon Toshiba’s and SanDisk’s approval, be added to and included in Exhibit H.  In addition, at any time prior to the licensing election described in Section 4.2.2, Exhibit H may be updated in accordance with Section 1.26(iv).

2.1.2        Development Plan.  Subject to the terms and conditions set forth herein, Toshiba, SanDisk and Intermolecular will conduct this Collaborative Development Program in accordance with the Development Plan within the scope of the CDP Field.  The Development Plan shall contain the activities to be conducted by each party, the information sharing processes to be used during the CDP, the deliverables to be produced in the CDP, the target specifications to be met for such deliverables and metrics to be met by each party.  For the avoidance of doubt, no Toshiba and SanDisk Contributed Background IP shall be considered part of the CDP unless expressly identified as “Toshiba and SanDisk Contributed Background IP” in the Development Plan, or otherwise pre-approved by Toshiba and SanDisk in writing.

Intermolecular Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

2.1.3        Intermolecular.  Intermolecular agrees to provide [*] Intermolecular FTEs and use of its Workflow Infrastructure for Intermolecular to perform the specified activities at Intermolecular facilities under the Development Plan.  The fees to support these resources are set forth in Section 5.  In return for the services to be performed by Intermolecular and for the Workflow Infrastructure provided by Intermolecular for use in the CDP, Toshiba and SanDisk agree to pay the fees as set forth in Sections 5.1 and 5.2 in accordance with the terms of this Agreement.

2.1.4        Change Orders.  Any of the parties may propose to the other parties from time to time to change the Development Plan, provided the change is within the CDP Field.  As part of such change process, Intermolecular, Toshiba and/or SanDisk may propose the introduction of new [*] concepts and materials that are not part of the initial Development Plan, including without limitation New [*] Concepts.  Any such party suggesting a change shall provide a written proposal to the other parties detailing the proposed change and the anticipated effect on scheduling and cost.  The parties agree to promptly discuss and decide upon any proposed changes to the Development Plan, including introduction of New [*] Concepts.  All changes to the Development Plan, including new forms of experiments, must be approved by Toshiba and SanDisk in writing; provided that Toshiba and SanDisk agree to consider Intermolecular’s requested changes in good faith.  Any such decision to amend the Development Plan shall include any changes to pricing, cost allocations, licensing terms, activities, responsibilities, development schedule or other provisions related to implementation of any such change.  If the proposed change by SanDisk and/or Toshiba requires additional capital expenditures or substantial additional resources by Intermolecular beyond the then-current CDP for the then-current Development Plan, the amended Development Plan will be subject to Intermolecular’s approval.  If Toshiba and SanDisk do not agree in writing to a change to the Development Plan, the Development Plan in existence prior to the proposed change shall continue in full force and effect.

2.2           Committees.

2.2.1        Operating Committee.  The parties will establish an operating committee (the “Operating Committee”) to oversee the performance of the Collaborative Development Program, monitor progress of the CDP, resolve any disputes or disagreements between the Project Managers (as defined below) and escalate any remaining disputes, as necessary, and ensure open communications among the parties.  The Operating Committee will initially be comprised of at least one (1) representative from each party, including the Project Manager of each party, or such other equal number of representatives as the parties may from time to time agree in writing, with each party’s representatives selected by that party, provided that the Project Manager of such party remains on the Operating Committee.  Any party may replace any of its Operating Committee members at any time, upon written notice to the other party.  The Operating Committee will meet on a quarterly basis or as otherwise agreed by the parties, at locations or in a manner agreed by the parties.  All decisions of the Operating Committee shall be made by SanDisk and Toshiba, subject to Section 2.1.4.

2.2.2        IP Committee.  The parties will also establish a committee (the “IP Committee”), reporting to the Operating Committee, that will be responsible for reviewing invention disclosures, patent filing decisions and Intellectual Property Rights ownership

Intermolecular Confidential

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decisions resulting from activities under the CDP, including without limitation, determination of the Intellectual Property Rights, if any, in all Technology developed in the CDP.  The IP Committee will meet on at least a calendar quarterly basis or as otherwise agreed to by the parties.  The IP Committee shall consist of two (2) members from each party, one from its technical employee and the other one from its patent attorney, agent or IP staff member.  All decisions of the IP Committee must be made by unanimous vote of the parties, with each party having a single vote.  If there is disagreement among the parties regarding the existence or ownership of Intellectual Property Rights or Technology, the parties will escalate the dispute as appropriate within their respective organizations as promptly as possible for resolution; provided, however, that no party shall publicly disclose or otherwise publish any information, or otherwise jeopardize the opportunity to file a patent application, regarding an invention claimed by another party hereunder resulting from or relating to CDP activities during any period where the ownership of such claimed invention has not yet been determined.  Each party agrees that it will not unreasonably delay or prolong resolution of any ownership, inventorship or other claim regarding the Technology or Intellectual Property Rights.

2.3           Access to Information.  The parties acknowledge and agree that each party shall provide the other parties timely and sufficient access to information reasonably necessary to carry out their obligations under all phases of the Collaborative Development Program.  Further, Intermolecular agrees that it shall immediately provide both Toshiba and SanDisk with any information made available to it during the course of its activities in the CDP as set forth in Section 2.1.2.  The parties agree to comply with all information sharing processes set forth in the Development Plan.

2.4           Project Managers.  Each party hereby appoints the initial principal point of contact set forth in the Development Plan to be its project manager for the CDP, who shall coordinate and act as a liaison with the other parties with respect to the Development Plan (each a “Project Manager”).  A party may from time to time change its Project Manager upon written notice to the other parties.

2.5           Development Records.  Each party agrees to maintain reasonable records of the activities it performs under the Development Plan, and cause such records to be maintained in sufficient detail and in good scientific manner as will properly reflect all material work done and results achieved, including information sufficient to establish dates of conception and reduction to practice of inventions.

3.             IP OWNERSHIP

3.1           Prior and Independent Technology.  Each party shall retain all right, title and interest in and to all materials, Technology, concepts, know-how, inventions, discoveries, works of authorship, and all related Intellectual Property Rights created, conceived or developed by or for that party prior to the Effective Date.  For Toshiba and SanDisk, this includes all Toshiba and SanDisk Contributed Background IP, and for Intermolecular this includes all Intermolecular Background IP, including [*].  In addition, each party shall retain all right, title and interest in and to all materials, Technology, concepts, know-how, inventions, discoveries, works of authorship, and all related Intellectual Property Rights created, conceived or developed by or for that party outside of or independently from the Collaborative Development Program without use or incorporation of any Confidential Information,

Intermolecular Confidential

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Technology or Intellectual Property Rights of or received from any other party pursuant to the Agreement.

3.2           Foreground IP.

3.2.1        Intermolecular Sole Ownership of Foreground IP.  Intermolecular shall be the sole owner of [*].

3.2.2        Toshiba and SanDisk Sole Ownership of Foreground IP.  Toshiba and SanDisk shall be the sole owners of (a) all [*] and [*], and (b) all Technology and Intellectual Property Rights (other than patents and patent applications) in and to [*].  The actual division of ownership of such Technology and Intellectual Property Rights shall be determined between Toshiba and SanDisk based on separate agreements between Toshiba and SanDisk.

3.2.3        Joint Ownership Among the Parties.  Intermolecular, Toshiba and SanDisk shall jointly own (a) all Technology and Intellectual Property Rights in [*] and (b) any patents and patent applications resulting solely from inventions under [*] (collectively, all of the foregoing constitute “Joint IP”).  Except as expressly provided elsewhere in this Agreement, each party has the right to use, fully exploit, disclose or otherwise dispose of such Joint IP for any purpose without consent of or accounting to the other party.

3.2.4        [*] Design IP and [*]Foreground IP.  Notwithstanding anything to the contrary in this Agreement, as among the parties and regardless of creator, Toshiba and SanDisk based on existing agreements between Toshiba and SanDisk, shall own all right, title and interest, including Intellectual Property Rights, in and to the [*] Design IP and Non [*] Foreground IP and any derivatives, modifications, improvements to and enhancements thereto and any Intellectual Property Rights in any of the foregoing.  Intermolecular hereby assigns, and agrees to assign to Toshiba and SanDisk, as applicable, in the future when they are first fixed in a tangible medium or reduced to practice, as applicable, all Intellectual Property Rights in and to any [*] Design IP and [*] Foreground IP that Intermolecular may obtain as a result of Intermolecular’s activities under the CDP.

3.3           HPC Technology and Derivatives.  Notwithstanding any other provision to the contrary, as among the parties and regardless of creator, Intermolecular shall own all right, title and interest, including Intellectual Property Rights, in and to HPC Technology and any HPC Derivatives, and all Intellectual Property Rights in any of the foregoing. [*].

3.4           Cooperation.  Each party agrees to execute all papers, including patent applications and invention assignments, and otherwise agrees to assist the other party, as reasonably required and at the other party’s reasonable expense, to perfect in the applicable party the rights, title and other interests in their respective inventions which this Agreement designates such party to own.  Without limiting the foregoing, the parties agree to use reasonable efforts to keep the other parties informed as to the status of patent matters with respect to any Joint IP, [*] and [*].

3.5           Patent Prosecution.  Intermolecular shall have the first right to prepare, file, prosecute and maintain, at its own expense and in consultation with the other parties, any patent applications claiming inventions in the Foreground IP owned solely by Intermolecular.  The IP Committee will determine on a case-by-case basis which party shall be responsible for preparing,

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filing, prosecuting and maintaining, in consultation with the other parties, any patent applications claiming inventions in the Foreground IP that constitute Joint IP, and the cost allocation will be determined at such time by the parties.  In the event that Intermolecular makes a decision (and in such event Intermolecular shall promptly inform the applicable parties) that Intermolecular will not file, prosecute or maintain any such patent or patent application in a Joint IP, [*] or [*]  invention, or undertake such other activities described above, then the applicable party that jointly owns (or desires to further prosecute) such invention shall have the right to assume such activities at its own expense but without affecting the ownership and license provisions set forth in Sections 3 and 4 hereof.  Nothing in this Agreement shall limit or restrict a party’s rights to file or prosecute any solely-owned invention unless that party has agreed to assign such invention and Intellectual Property Rights therein to another party pursuant to the terms and conditions of this Agreement.

3.6           Enforcement.

3.6.1        Joint IP.  With prior consultation to Toshiba and SanDisk, Intermolecular shall have the initial right, but not the obligation, to take reasonable legal action to enforce Intellectual Property Rights in any Joint IP against commercially material infringements.  If Intermolecular does not take action sufficient to halt such infringement within [*] following receipt of notice of such infringement, then either Toshiba or SanDisk, as applicable, shall have the right, but not the obligation, to take action to stop such infringement at its sole expense.  Notwithstanding the foregoing, if Toshiba and SanDisk elect to receive [*] license under Section 4.2 below, then either Toshiba or SanDisk, as applicable based on inventorship or upon written agreement between Toshiba and SanDisk, shall have the initial right, but not the obligation, to take reasonable legal action to enforce any Intellectual Property Rights in Joint IP against commercially material infringements.

3.6.2        [*] Licensed Intellectual Property Rights. During the Initial Term, and after the Initial Term if Toshiba and SanDisk both exercise their option to take [*] license in accordance with Section 4.2, Toshiba and/or SanDisk shall have the right, but not the obligation, to take reasonable legal action to enforce the Licensed IP without consultation with Intermolecular.  If one or both of such parties decides to take legal action to enforce such Licensed IP against a Third Party, then the enforcing party may request that Intermolecular participate (and Intermolecular shall participate) in such action as may be reasonably necessary to enforce such rights; provided, however, that Intermolecular’s participation shall be conditioned upon the enforcing party bearing Intermolecular’s reasonable costs to participate in such enforcement action and indemnifying Intermolecular against any liabilities, losses, damages, costs and expenses, including reasonable attorneys’ fees, incurred by Intermolecular as a result of participating in any such action.

3.6.3        Cooperation; Costs. Each party agrees to render such reasonable assistance in connection with enforcement activities described in this Section 3.6 as the enforcing party may request.  Costs of maintaining any such action shall be paid by and shall be the responsibility of the party bringing the action.

3.6.4        Recoveries. Subject to the payment obligations set forth in Section 5, any damages or settlement recovered from any action under this Section 3.6 shall belong to the party bringing the action.

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4.             LICENSES

4.1           Collaboration Licenses.

4.1.1        Intermolecular License to Toshiba and SanDisk. Subject to the terms and conditions of this Agreement, including payment of applicable license fees, Intermolecular grants to Toshiba and SanDisk for the Term [*] non-transferable [*] license under and to the Intermolecular Background IP (including the [*]), HPC Technology, HPC Derivatives and any other Technology and/or Intellectual Property Rights Intermolecular contributes to the development efforts under the CDP (including the [*]), to engage in the CDP and perform the activities set forth in the Development Plan.  Notwithstanding the foregoing [*] license, Intermolecular reserves the right to use the Technology and Intellectual Property Rights licensed in this Section 4.1.1 solely for the purpose of Intermolecular performing its duties under the CDP, and not for the benefit of any Third Party.

4.1.2        Toshiba and/or SanDisk License to Intermolecular. Subject to the terms and conditions of this Agreement, Toshiba and SanDisk each grant to Intermolecular for the Term [*] non-transferable [*] license under and to the Toshiba and SanDisk Contributed Background IP and to and any other Technology and/or Intellectual Property Rights either party contributes to the development efforts under the CDP, solely to engage in the CDP and perform the activities set forth in the Development Plan, and not for the benefit of any Third Party.

4.2           Technology License.

4.2.1        Technology License.

A.    Within CDP Field. Subject to the terms and conditions of this Agreement, including but not limited to Section 4.2.2 and Section 6 below, Intermolecular grants Toshiba and SanDisk a worldwide, [*] (except as to Intermolecular for purposes of performing its activities related to this Agreement), [*], non-transferable license within the CDP Field, without right of sublicense, under and to Intermolecular Background IP, the Licensed IP and any other Technology and/or Intellectual Property Rights Intermolecular contributes to the development efforts under the CDP to (i) use and modify such Technology and/or applicable Intellectual Property Rights including know-how; and (ii) use, make, have made, import, offer to sell, sell, lease, copy, modify, distribute, and otherwise dispose of, and exploit, the CDP Products.

B.    Outside CDP Field. In addition to Section 4.2.1(A), and subject to the terms and conditions of this Agreement, including but not limited to Section 4.2.2 and Section 6 below, Toshiba’s and/or SanDisk’s license shall be extended at its respective discretion to activities outside the CDP Field, without right of sublicense, under this Section 4.2.1(B) for Non-CDP Products in fields to be agreed upon by

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Intermolecular and the applicable party in advance as set forth in this Section 4.2.1(B).  On a case-by-case basis, Toshiba and SanDisk shall (i) notify Intermolecular in writing in advance for each instance where Toshiba or SanDisk, as applicable, desires to extend the use of the Technology licensed under Section 4.2.1(A) into a new field of use on [*] basis and the license under Section 4.2.1(A) will be extended to that field and apply to the specified Non-CDP Products unless Intermolecular notifies Toshiba or SanDisk promptly in writing that such proposed Non-CDP Product or field of use is subject to a pre-existing obligation of Intermolecular to grant [*] license to such Non-CDP Product or field to a Third Party; and (ii) obtain Intermolecular’s prior written approval to extend the use of the Technology licensed under Section 4.2.1(A) into a new field of use or new Non-CDP Product on [*] basis, as applicable.  If extended, Toshiba and SanDisk shall be granted a worldwide, [*] non-transferable license under and to the applicable Intermolecular Background IP and to the Licensed IP Intermolecular contributes to the development efforts under the CDP to (i) use and modify such Technology; and (ii) use, make, have made, import, offer to sell, sell, lease, copy, modify, distribute, and otherwise dispose of, and exploit, the specified Non-CDP Products outside the CDP Field in the applicable field; provided however, that Non-CDP Product Fee [*] and [*] under this Section 4.2.1(B) shall be [*] percent ([*]%) of the [*] and [*] applicable to Section 4.2.1(A), and the fees payable to Intermolecular for Third Party CDP Products and Third Party Non-CDP Products for such extensions shall be subject to Section 5.10 below.  Such [*], and [*] applicable to this Section 4.2.1(B) shall be separately accounted from [*], and [*]  applicable within the CDP Field.

4.2.2        License Election.  Each of Toshiba and SanDisk shall have the right to elect during or within [*] days after [*] to either:

A.    receive [*] license under Section 4.2.1 after the Term to (i) the Intermolecular Background IP, and (ii) the Licensed IP, and (iii) any other Technology and/or Intellectual Property Rights Intermolecular contributes to the development efforts under the CDP in accordance with Section 1.26(iv) above.  If Toshiba and/or SanDisk make an election under this subsection (a), then the license in Section 4.2.1 shall convert to [*] license at the end of the Term;

B.    terminate the license to the Licensed IP, provided that if such election is made, (a) SanDisk shall

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continue to have a license to the Original CDP Developed Technology under all the terms and conditions (including without limitation the economic terms) of the Collaborative Development and License Agreement by and between Intermolecular, Inc.  and SanDisk Corporation effective as of August 25, 2006 as amended (the “2006 Agreement”), and (b) Toshiba and SanDisk shall continue to have the right to license Joint IP to Third Party Licensees;

C.    retain [*] license under Section 4.2.1 in the CDP Field after the Term to (i) Intermolecular Background IP, and (ii) the Licensed IP and (iii) any other Technology and/or Intellectual Property Rights Intermolecular contributes to the development efforts under the CDP in accordance with Section 1.26(iv) above, in which case Intermolecular shall not exercise any ownership rights in any Joint IP in the CDP Field (including not granting licenses to any third parties under such Joint IP).  In the event only Toshiba or SanDisk but not both, make an election under this subsection (c), the party electing to retain the [*] license shall ensure that Intermolecular is properly compensated under Intermolecular’s rights as [*] licensor under this Agreement, to the same extent as if both Toshiba and SanDisk had elected to retain the [*] license and the party not electing to retain the exclusive license will retain [*] license; or

D.            retain [*] license under Section 4.2.1 only to (i) the Intermolecular Background IP (other than the [*]) and (ii) the [*] and (iii) any other Technology and/or Intellectual Property Rights Intermolecular contributes to the development efforts under the CDP in accordance with Section 1.26(iv) above, and to have Intermolecular not exercise its ownership rights in Joint IP (including not granting licenses to any third parties under such Joint IP), but not take [*]  license under or to [*].  In the event Toshiba and SanDisk make an election under this subsection (D), then upon such election, Toshiba and SanDisk will retain [*] license to all Intellectual Property Rights licensed under Section 4.2.1 for which Toshiba and SanDisk did not elect to retain [*] license.

4.2.3        Option.  Notwithstanding anything to the contrary in this Agreement, after Toshiba and/or SanDisk has elected a license pursuant to Section 4.2.2 and has identified whether such license is [*] or [*], Toshiba and SanDisk shall each have the one time option at any point after the Term, to [*] such license as applicable, from [*] to [*], or from [*] to [*], as long as (1) Toshiba and/or SanDisk continues to make any payments due and payable to Intermolecular under this Agreement, (2) the applicable [*] and [*] under Section 5.4 below associated with the license so elected by Toshiba and/or SanDisk, shall replace the [*] and [*] previously applicable prior to such election (for example, if SanDisk and/or Toshiba elected to [*] to [*], the [*] for [*] SanDisk and Toshiba shall be [*] from [*], as applicable, to [*] and no further [*] will apply); provided, that if SanDisk or Toshiba elect to [*] the [*] from [*] to [*],

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CDP Product Fees and Non-CDP Product Fees already due or paid to Intermolecular prior to the election to convert to [*] are non-refundable, even if such CDP Product Fees or Non-CDP Product Fees exceed the [*] or [*], as applicable; and (3) if an election is made by Toshiba and/or SanDisk from [*] to [*], the resulting [*] license shall be made subject to any licenses made by Intermolecular to a Third Party prior to such election.

4.2.4        Third Party Licensees.  Licenses to Third Party Licensees shall be governed in accordance with Section 5.10 below.

4.2.5        No Limitation to SanDisk/Toshiba Technology.  Nothing in this Section 4 shall limit in any manner the rights of Toshiba or SanDisk to use, transfer and otherwise exploit [*] patents and patent applications, [*],[*] Design IP, Non [*] Foreground IP and any other Intellectual Property Rights and Technology of either Toshiba or SanDisk, as applicable; provided, however, that this Section 4.2.5 shall not be deemed a license, either express or implied, to any Intermolecular Technology or Intellectual Property Rights.

4.2.6        [*] License.  If Toshiba and SanDisk either (i) do not elect [*] license under Section 4.2.2 or (ii) elect to terminate the license in accordance with Section 4.2.2(B), Toshiba and SanDisk each acknowledge that Intermolecular may exercise its rights in any Joint IP, subject to payment of a mutually-agreed pass-through payment to Toshiba and SanDisk.

4.2.7        No Sublicense Right of [*] to [*].  [*]not granted any sublicensing rights with respect to [*] under this Agreement.

4.3           Reservation of Rights.  Except for the rights expressly granted by each party to the other under this Agreement, all other rights are reserved.

4.4           Other Engagements.  The parties each agree that nothing in this Agreement, except for the exclusivity provisions of this Section 4, restrict any party from engaging in development or commercialization projects with Third Parties.

4.5           Favorable per-CDP Product Terms.  If [*] grants a license to the Licensed IP to any Third Party for use in competing [*] applications and/or products with any program fees (including but not limited to fees associated with the CDP), product fees and/or per-chip royalties or their equivalent and/or other licensing fees and/or [*] on terms that are more favorable to the licensee than the terms contained in this Agreement, [*] shall immediately provide written notice to [*] setting forth the details of such more favorable terms, and shall offer to [*] to incorporate those terms in this Agreement on a going-forward basis into this Agreement effective as of such notification date.  [*].

4.6           Bankruptcy.  Intermolecular acknowledges that the Intermolecular Intellectual Property Rights licensed pursuant to this Agreement constitute “intellectual property” to the extent provided under the United States Bankruptcy Code (the “Bankruptcy Code”) or similar foreign laws, and it is the express intent of the parties to this Agreement that if Intermolecular is subject to a proceeding under the Bankruptcy Code or similar foreign laws and rejects this Agreement or any portion thereof, then SanDisk and Toshiba may elect to retain their respective rights to such Intermolecular Intellectual Property Rights under this Agreement to the maximum extent provided under Section 365(n) and other provisions of the Bankruptcy Code, other

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applicable U.S. and state laws and applicable foreign laws.  If Toshiba and/or SanDisk seek to register the licenses to be granted by Intermolecular under this Agreement with the Japan Patent Office, any foreign patent offices, governing agencies or authorities, Intermolecular shall cooperate with the party requesting such registration.  Such cooperation expenses shall be borne (a) by Intermolecular for any such U.S.  or Japanese registration, and (b) by Toshiba and/or SanDisk for any other such registrations.

5.             SUBSCRIPTION, SERVICE, LICENSE AND PRODUCT FEES

5.1           Service Fees.  Toshiba and SanDisk each will fund for the CDP under the Development Plan and agrees to pay Intermolecular [*] US Dollars (US$[*]) for a cumulative total of [*] US Dollars (US$[*]) for Intermolecular’s performance of the services described in the Development Plan.  Subject to Section 5.7, these amounts shall be paid by each of Toshiba and SanDisk in equal monthly payments of [*]  US Dollars (US$[*]) over the Initial Term starting upon the Effective Date.  Intermolecular shall ensure that these service fees fully cover and support the Development Plan to build an infrastructure and workflow as set forth in Exhibit E.  These service fees also include any expenses that Intermolecular incurs for a transfer of the process or technology to the development and production facilities of Toshiba and SanDisk (including associated travel and lodging costs except for extended stays in Japan over [*]  days).  In addition to the amounts set forth above, Toshiba and SanDisk agree to provide or pay, each on an equal basis with the other, for all of the following that is pre-approved by SanDisk and Toshiba in writing:  out-of-pocket expenses for consumables (e.g., wafers and mask sets), outsourced metrology (to the extent not part of the regular work flow), analytical services and characterization not supported internally by Intermolecular, and other mutually agreed out-of-pocket costs to support the CDP.  For costs associated with targets and materials required during the duration of the CDP, Intermolecular shall make commercially reasonable efforts to procure and/or obtain such targets and/or materials at costs which are as inexpensive as possible and shall bear [*] as part of the service fees under this Section 5.1, the first US$[*] per [*] (the first [*] being pro-rated), of such costs when verified.  Upon such verification, SanDisk and Toshiba shall bear in equal amounts, such costs arising during the [*] in question in excess of such US$[*] threshold.

5.2           Workflow Infrastructure Subscription Fee.  Toshiba and SanDisk will fund for the CDP under the Development Plan and each agrees to pay Intermolecular [*] US Dollars (US$[*]) for a cumulative total of [*] US Dollars (US$[*]) for all access necessary for performing under the Development Plan to and Intermolecular’s use of the Workflow Infrastructure as part of the Collaborative Development Program as set forth below.  Subject to Section 5.7, these amounts shall be paid by each of Toshiba and SanDisk in equal [*] payments of [*] US Dollars (US$[*]) over the Initial Term starting upon the Effective Date.  These subscription fees also include all costs associated with or related to Workflow Infrastructure, including but not limited to any rent, storage, utility and like costs relating to the Workflow Infrastructure that Intermolecular incurs.  Notwithstanding anything to the contrary in this Agreement in the event that the CDP is renewed after the Initial Term and/or Toshiba and SanDisk maintain [*] license to Licensed IP under Section 4.2.1, SanDisk and Toshiba will have [*] for use of the [*] after the Initial Term if Toshiba and SanDisk have extended the CDP, or entered into a new collaborative development program with Intermolecular.  During the Term and subject to the full, timely payment of the above subscription fee by both Toshiba and

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SanDisk, Intermolecular will provide (i) access at all times to the Workflow Infrastructure to perform the activities contemplated by the Development Plan, (ii) [*], non-transferable license without right of sublicense for Toshiba and SanDisk to use at all times the HPC Technology and HPC Derivatives as incorporated in the Workflow Infrastructure in Intermolecular’s to carry out any of their activities pursuant to the Development Plan, and (iii) [*], non-transferable license, without right of sublicense, to access and use the Informatics Software via an Intermolecular-established secure portal solely for the purposes of performing activities pursuant to the Development Plan.  Intermolecular covenants that Intermolecular will not use the [*] dedicated specifically to the CDP for any purpose outside of the Development Plan and it will not allow any Third Party to use the dedicated [*] during the term of this Agreement without Toshiba and SanDisk’s prior written consent.  If Toshiba and SanDisk provide such consent for use during the Initial Term, the fees set forth in this Section 5.2 shall be reduced on a pro rata basis according to the number of days (or part thereof) that such Third Party uses the [*].  This license does not confer any ownership rights in the Workflow Infrastructure and Tempus AP-30.

5.3           Initial License Fees.  In addition to any other license fees payable by Toshiba and SanDisk under Section 5.4 of this Agreement, Toshiba and SanDisk each agree to pay Intermolecular [*] US Dollars (US$[*]) for a cumulative total of [*] US Dollars (US$[*]) for the Intermolecular Background IP license rights set forth in Section 4.1.1 as follows:  Intermolecular shall invoice each of Toshiba and SanDisk in the amount of [*] US Dollars (US$[*]) on (a) [*] days following the [*], and (b) [*] days following the [*] anniversary of the [*].  Toshiba and SanDisk each will pay Intermolecular based on such invoices, within [*] days from their respective receipt of such invoices.

5.4           CDP Product Fees; [*].

5.4.1        Toshiba and SanDisk each acknowledges and agrees that in addition to Section 5.3 above,

A.    Toshiba will pay Intermolecular a per-CDP Product fee (a “CDP Product Fee”) based on Table 1 below on the sale of CDP Products by Toshiba or Toshiba Affiliates to third parties unrelated to either Toshiba, SanDisk or the joint ventures between Toshiba and SanDisk (“Unrelated Third Party”) except for any payment by an Unrelated Third Party to Intermolecular under another applicable provision of this Agreement, and

B.    SanDisk will pay Intermolecular a CDP Product Fee based on Table 1 below on the sale of CDP Products by SanDisk or SanDisk Affiliates to Unrelated Third Parties, except for any payment by an Unrelated Third Party to Intermolecular under another applicable provision of this Agreement.

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CDP Product Fee Rate Table (Table 1)

[*] Toshiba or SanDisk CDP Products Sold	CDP Product containing [*]		CDP Product containing [*]		CDP Product containing [*]
[*]	US $	[*]	$	[*]	$	[*]
[*]	$	[*]	$	[*]	$	[*]
[*]	$	[*]	$	[*]	$	[*]

C.    Toshiba and SanDisk acknowledge that if a CDP Product incorporates different categories of Technology or Intellectual Property Rights that are subject to different [*], then in each such instance the highest [*] applicable to such CDP Product shall apply as the sole [*], as applicable.  For the avoidance of doubt, the [*] totals in the first column in Table 1 above represent the [*] total of CDP Products sold by Toshiba or SanDisk respectively.  Toshiba and SanDisk further acknowledge that if a Non-CDP Product incorporates different categories of Technology or Intellectual Property Rights that are subject to different [*], then in each such instance the highest [*] applicable to such Non-CDP Product shall apply as the sole [*], as applicable.  For the avoidance of doubt, for purposes of calculating the amounts due for Non-CDP Products, the [*] totals in the first column in Table 1 above represent the [*] total of Non-CDP Products sold by Toshiba or SanDisk respectively (however, the [*] are [*] as per Section 4.2.1(B)).

D.    In the event that SanDisk and Toshiba elect [*] or [*] license under Section 4.2.2(A), 4.2.2(C) or 4.2.2(D), then each of them shall pay Intermolecular US$[*] as non-refundable prepaid CDP Product Fees, which shall be paid in [*] equal installment payments of US$[*]over a [*] period, with each such installment payment being due and payable [*] after receipt of invoice (the first invoice of which can be issued upon the [*], the second invoice of which can be issued [*] after such [*] election, and each subsequent invoice of which can be issued [*] thereafter).  Each of SanDisk and Toshiba [*] due and owing by SanDisk or Toshiba to Intermolecular respectively, under any provision of Section 5.4 (including under Table 1 above).  Further, such [*] shall be [*] (i) the [*] (whether SanDisk and Toshiba elect [*] or [*] under Section 4.2.2(A), 4.2.2(C) or 4.2.2(D)) described in Section 5.4.2 below, and (ii) [*] as described in Section 5.4.2 below.

5.4.2        If Toshiba and SanDisk elect [*] license under Section 4.2.2(C) or 4.2.2(D), then the CDP Product Fee, [*] and [*] structure for each of Toshiba and SanDisk are set forth in Table 2 below [*].  If the [*] is [*] according to Section 2.1, then the [*] referenced below would reset to the [*] of the [*].

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[*] (Table 2A)	[*]	[*]	[*]	[*]
[*]CDP Product Fee [*]	US$[*]	US$ [*]	US$ [*]	US$ [*]

[*]
	[*]	[*]	[*]	[*]
[*]	US$ [*]	US$ [*]	US$ [*]	US$ [*]

Provided, that:

A.    Toshiba and SanDisk each have a [*] of (i) [*] US Dollars (US$[*]) if Toshiba and SanDisk make an election under Section 4.2.2(C) above; or (ii) [*] US Dollars (US$[*]) if Toshiba and SanDisk make an election under Section 4.2.2(D).

B.    SanDisk’s and/or Toshiba’s [*] and [*] displayed in Table 2A and Table 2B above, and the applicable [*] shall be [*] such amounts for that party if Toshiba or SanDisk [*] CDP Products [*] (all additional [*] constituting [*] and [*] shall be referred to as the “[*]”); provided, that such [*] shall be triggered solely and exclusively by the [*] by SanDisk and/or Toshiba as the case may be.

C.    Payments for the sale of CDP Products by Affiliates are included in, and not in addition to, the [*] and amounts described in this Section 5.4.2.

5.4.3        If Toshiba and SanDisk elect [*] license pursuant to Section 4.2.2(A) above, then the CDP Product Fee set forth in this Section 5.4 will be the rate set forth in Table 1 above.  For [*] license, each of Toshiba and SanDisk shall have a separate [*] of [*] US Dollars (US$[*]).  The [*] shall be [*] for each of Toshiba and SanDisk (i.e., US$[*]) if Toshiba and/or SanDisk, respectively, [*]; provided, that any resulting [*] shall be triggered solely and exclusively by the [*] of [*] Technology by SanDisk and/or Toshiba as the case may be.  Payments for the sale of CDP Products of Affiliates are included in, and are not in addition to, the [*]and amounts described in this Section 5.4.3.

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5.4.4        [*] and [*] arising from SanDisk’s and/or Toshiba’s exercise of the license outside the CDP Field under Section 4.2.1(B) shall be [*] of the [*] and [*] set forth above.

5.4.5        Payments for CDP Product Fee obligations under this Section 5.4 shall be made as follows.  Within [*]  days after [*], SanDisk and Toshiba each shall notify Intermolecular in writing of CDP Product Fee amounts due and payable under this Section 5.4 (taking into account the credit described in subsection 5.4.1(d) above).  Following receipt of such written notification, Intermolecular shall provide SanDisk and Toshiba each with a written invoice matching and identifying such written notification.  SanDisk and Toshiba shall pay Intermolecular the amount stated in such invoice within [*] days from the date of invoice receipt.

5.4.6        Nothing in this Agreement, including the payment or nonpayment of royalties and/or fees by Toshiba or SanDisk, shall affect any obligations by or on behalf of Toshiba or SanDisk under their respective existing agreements with third parties and each other.

5.5           IP Buy-Out.  If Toshiba and SanDisk make the election to obtain [*] set forth in Section 4.2, then they will have the option (either jointly, or by mutual written agreement, one of them) to pay Intermolecular [*] US Dollars (US$[*]) for the assignment of [*]owned by [*] in the [*] (an “IP Buy Out”).  This option may be exercised [*] during the period SanDisk and/or Toshiba [*].  If Toshiba and SanDisk elect the IP Buy-Out, the parties acknowledge and agree that Toshiba and SanDisk shall not [*] under [*], including the [*] of [*] (including [*]), regardless of the change in ownership of [*].  Further, if this election is made, then the option to SanDisk and Toshiba to [*] from [*] to [*] shall [*].

5.6           Third Party Royalties.  Each party shall be responsible for all of its own costs of commercializing CDP Products and Non-CDP Products or sub-licensing Intellectual Property Rights, including any payments to Third Parties for work done by such Third Parties or for licenses necessary for the manufacture, sale, or use of CDP Products or Non-CDP Products by a party or its Affiliates or sub-licensees.

5.7           Payments. For the payments under Sections 5.1 and 5.2, at the conclusion of each calendar month, the Project Managers for SanDisk and Toshiba shall have up to [*] business days or otherwise mutually agreed upon period of time to review whether Intermolecular performed the work assigned by the Operating Committee in accordance with the Development Plan for such month .  Upon confirmation by SanDisk and Toshiba that such work has been performed (or upon the conclusion of the above-mentioned [*] business day period if neither Project Manager has issued a written notice of non-compliance), Intermolecular will invoice SanDisk and Toshiba.  If neither Project Manager has issued a written notice of non-compliance by the conclusion of such [*] business day period, the applicable work shall be deemed performed for purposes of this Section 5.7.  Disputes, if any, shall be referred to the dispute resolution process.  SanDisk and Toshiba shall pay Intermolecular the amount stated in such invoice within [*] days from the date of invoice receipt.  All payments hereunder shall be made in U.S.  dollars by Toshiba, SanDisk, or one of their U.S.  or Japanese Affiliates and are non-refundable.  All payments due to Intermolecular under this Agreement shall be made by bank wire transfer as follows:

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Japan International Wire Transfer		U.S. Domestic Wire Transfer

To: [*]		To: [*]

Routing & Transit #:	[*]
Swift Code:	[*]	Routing & Transit #:	[*]
For credit of:	Intermolecular, Inc.	For credit of:	Intermolecular, Inc.
Credit account #:	[*]	Credit account #:	[*]
By order of: [Name of Sender]		By order of: [Name of Sender]

or another U.S.  bank account designated by Intermolecular in writing and provided to Toshiba and SanDisk.

5.8           Taxes.  The fees and license rates specified in this Agreement are exclusive of any sales, use, excise, value-added or similar taxes, and of any export and import duties, which may be levied upon or collectible by Intermolecular as a result of Intermolecular’s performance of its service activities or the grant of licenses under this Agreement.  Toshiba and SanDisk agree to pay and otherwise be fully responsible for any such taxes and duties.  In the case of Toshiba, Intermolecular shall provide Toshiba with necessary documents duly signed by Intermolecular or issued by U.S.  tax authorities, and otherwise fully cooperate with Toshiba in applying for exemption of withholding income tax under the tax convention between the U.S.  and Japan.  Should application for an exemption of withholding income tax be rejected by Japanese tax authorities in case of Toshiba, or should an applicable similar situation occur in the case of SanDisk, Toshiba and SanDisk shall withhold from amounts otherwise payable to Intermolecular, and pay on Intermolecular’s behalf, withholding taxes that may be required by applicable law to be withheld by Toshiba and SanDisk.  Toshiba and SanDisk, as applicable, shall provide Intermolecular with tax receipts to establish that all such taxes have been paid and are otherwise available to Intermolecular for credit for U.S.  income tax purposes or as otherwise available to Intermolecular.

5.9           Records; Inspection.  Toshiba and SanDisk shall keep complete, true and accurate books of account and records on its own behalf and on behalf of the Toshiba and SanDisk Affiliates for the purpose of determining the CDP Product Fee amounts, Non-CDP Product Fee amounts, and any amounts payable by Toshiba or SanDisk as applicable pursuant to Section 5.10, under this Agreement.  Such books and records shall be kept at Toshiba and SanDisk for at least [*] years following the end of the calendar quarter to which they pertain.  Such records will be open for inspection during such [*] year period by an independent auditor who is reasonably acceptable to the parties and agrees to be bound to confidentiality protections of similar scope to those set out in Section 8 hereof, solely for the purpose of verifying statements related to amounts payable hereunder.  Such auditor shall be instructed to report only as to whether there is a discrepancy, and if so, the amount of such discrepancy.  With reasonable prior notice in writing, such inspections may be made no more than once each calendar year

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during regular business hours (other than during quarter-end or year-end financial closing periods), to the extent not unreasonably hindering any operations of Toshiba and SanDisk.  Inspections conducted under this Section shall be at the expense of Intermolecular, unless a variation or error producing an increase exceeding [*] percent ([*]%) of the royalties payable for any period covered by the inspection is established and confirmed in the course of any such inspection, whereupon all reasonable and documented costs relating to the inspection for such period and any unpaid amounts that are discovered will be paid promptly by Toshiba and/or SanDisk, as applicable.  Further, if the foregoing inspection indicates a need for a follow-up inspection, Intermolecular will have the right thereafter to conduct additional inspections from time to time within one year (in such case, the scope of the inspection shall be limited to those issues which Intermolecular needs to confirm the implementation of any corrective action therefor).  Each party agrees to hold in confidence pursuant to Section 8 all information concerning payments and associated reports, and all information learned in the course of any audit or inspection, except to the extent necessary for that party to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law.

5.10         Third Party Licensees.

5.10.1      Licenses of [*] and [*] to Third Parties.

A.    Subject to [*] compliance with the obligations in this Section 5.10.1, [*] shall be [*] authorized party to grant licenses to [*] and [*] to Third Party Licensees. [*] shall have [*] to the [*] to [*].

B.    In the event [*] will have the right but not the obligation to request [*] to license [*] and/or [*] to Third Parties.  [*] when so requesting [*] is hereby referred to as the [*] each Third Party requested to be so licensed by the [*]shall be referred to as a [*].

i.              Following receipt of a written request from a [*] shall promptly enter into a written license agreement with [*] in form and substance approved in writing by the [*], provided such request is [*] (or with [*] than) Table 1 above and in accordance with the provisions of Section 5.10 (each, a “Third Party Agreement”).  In the event that [*] unable for any reason to enter into and have fully executed such Third Party Agreement within [*] of the initial request from a [*] would allow the [*]to participate in an active role in the negotiations in order to ensure that such negotiations are concluded in a Third Party Agreement consistent with the relevant provisions of this Agreement.  [*] that [*] shall enter into such Third Party Agreement if the terms are [*] the applicable terms of this Agreement (subject to modifications as required under applicable laws and regulations of the relevant jurisdiction(s)).  The following provisions of this Agreement are not applicable to be included in Third Party Agreements:  Sections [*] (other than Sections [*] and [*]),[*] (other than the [*] under Section [*]),[*] (other than [*], Sections [*], and the applicable provisions of Section [*] (other than the applicable provisions of Sections [*].  In addition, for each Third Party Agreement entered into, the

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language governing [*] under Section [*] (including but not limited to the [*]expressly set forth in Section [*]) shall apply, except that subject to such [*],[*]shall be [*] U.S.  dollars (US$[*]).

ii.             [*] shall have the right but not the obligation upon request by a [*], to enter into a written license agreement with a [*] in the event the [*] are [*] than [*] above.

C.    In the event [*], then [*] shall not [*].  For the avoidance of doubt, a designation made under subsection B above shall not be deemed a waiver of the [*]election.

D.    In the event [*], each of the provisions of subsection B above shall apply.  In addition, [*]the right but not the obligation [*] the [*]and/or the [*] to Third Parties [*] (each such party, a [*].

5.10.2      Licenses which include [*].

A.    If [*] and [*]:  (i) which includes [*], (ii) the scope of which primarily covers [*] (or other identified scope(s) specified in the [*] license, if any, taken outside the CDP Field under Section 4.2.1(B)); and (iii) where [*] actually receives a payment from such Third Party Licensee in partial consideration of any licenses thereunder, then [*] has the right, but not the duty or obligation, to license the patents from [*] to such Third Party Licensee, subject to payment of the [*] or [*], as applicable to [*] by [*] (x) [*], or (y) the Third Party Licensee directly under written agreement with [*] (which establishes contractual privity between [*] and such Third Party Licensee).

B.    Notwithstanding anything to the contrary in this Agreement, (I) no license grant by [*] entered into prior to the Effective Date shall give rise to any financial obligations on [*] to [*] under this Agreement, and (II) if [*] to grant subsequent to the Effective Date a license with a Third Party wherein a substantial number of the patents and patent applications licensed are in a related field and are not [*], then such license shall not give rise to any financial obligation on [*] to [*] under this Agreement.

C.    If [*], and if any [*] is licensed [*] or [*] to a Third Party Licensee that has already been validly licensed as a [*] under Section 5.10.1 (either prior to or subsequent to the licensing of such [*]), then the additional license of such [*] to [*] shall [*] on [*] to [*].

D.    If [*] or a [*], any party may license [*] in which it [*] without consent of or [*] to other [*] and

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without incurring any obligations to any other party to this Agreement.

5.10.3      Payments.

A.    For purposes of Section 5.10.1, [*] shall pay to the [*], all revenues received from [*] under all Third Party Agreements (“Third Party 5.10.1 Revenue”), that [*] the [*] set forth above in Table 1 (the “[*]”), subject to the provisions for [*] set forth in Section 5.10.4.  Revenue arising from a Third Party License outside the CDP Field shall be [*] of the fees set forth above in Table 1, subject to the provisions for [*] set forth in Section 5.10.4.  [*] shall have no obligation to make any [*] or [*] to [*] under Section 5.10.1.

B.    For purposes of Section 5.10.2, “[*]” means [*] of the amount set forth in Table 1 applicable to CDP Product Fees, and “[*]” means [*] of a [*].  [*] and [*] are each subject to the provisions for [*] set forth in Section 5.10.4, but are not subject to the [*] set forth in Section 5.4.

C.    [*] may audit [*] as well as payment records associated with Third Party Agreements using Section 5.9’s procedures above (except that the rights and obligations for [*] and [*] in Section 5.9 are reversed).  Any accounting disputes arising from such audits shall be escalated to senior management of the parties for resolution.

5.10.4      [*].

Notwithstanding any provisions to the contrary in this Agreement:

A.    [*] in the CDP Field under Section 5.10.1 and [*] (or directly by a Third Party Licensee) to [*] under Section 5.10.2, shall be [*]as follows:

If aggregate revenue collected [*] by [*] under Section 5.10.1 and 5.10.2 within the CDP Field exceeds:

Then, Table 1 Fee Rates used to calculate [*]
by [*] under Section 5.10.1, and [*] CDP
Product Fees payable by [*] (or directly by a
Third Party Licensee) to [*] under Section
5.10.2, shall be [*] as follows:

[*] US dollars (US$[*] )	[*]
[*] US dollars (US$[*])	[*]
[*] US dollars (US$[*])	[*]

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B.    For each field licensed out of the CDP Field under Section 4.2.1B above, [*] under Section 5.10.1 in that field and [*] by [*] (or directly by a Third Party Licensee) to [*] under Section 5.10.2 in that field shall be [*] as follows:

If aggregate revenue collected [*] by [*] under Section 5.10.1 and 5.10.2 in each field outside the CDP Field exceeds:

Then, Table 1 Fee Rates used to calculate [*]
by [*] in that field under Section 5.10.1, and
[*] (or directly by a Third Party Licensee) to
[*] in that field under Section 5.10.2, shall be
[*] as follows:

[*] US dollars (US$[*])	[*]
[*] US dollars (US$[*])	[*]
[*] US dollars (US$[*])	[*]

C.    [*] an affirmative duty to inform [*] in writing when each of the thresholds under this Section 5.10.3 has been reached.  Such [*] shall be [*] based on the [*] (including other [*] or [*] where applicable under this Agreement).

5.10.5      Acknowledgement.  In no event shall [*] be required to [*] to any third party under this Agreement.

5.10.6      Payment Terms.  [*] shall make payments to a [*] under Section 5.10.1, and [*] shall make payments to [*] under Section 5.10.2 as follows:  Within [*] days after each [*] close, the remitting party shall notify the receiving party in writing of their respective obligations to make payments if any, accompanied by a reporting record adequately supporting such obligation, to the other under this Section 5.10 (taking into account, when [*] the paying party, the credit described in subsection 5.4.1(D) above).  Following receipt of such written notification, the receiving party shall provide the remitting party as the case may be, with a written invoice matching and identifying such written notification.  The remitting party shall pay the receiving party the amount stated in such invoice within [*] days after receipt of such invoice.

6.             COVENANTS

6.1           Covenant Regarding [*] Obtained by [*].  Subject to the terms and conditions of this Agreement, [*] covenants [*] against [*] and [*] respective subsidiaries, customers and distributors (collectively [*]) any [*] if such [*] is based on [*] obtained by [*], or [*] to which [*] exposed, directly or indirectly, from [*] during the duration of or as a result of the CDP.  In addition, and subject to any pre-existing contractual obligations of [*] (and [*] hereby warrants that there are no such pre-existing contractual obligations of Intermolecular related to the CDP Field), and, except as otherwise required by law or by court or government order, [*] covenants

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not to [*] any Third Party to [*] any [*] against the [*] to the extent that such [*] is based on [*] obtained by [*] or [*] to which [*] exposed, directly or indirectly, from [*] during the duration of or as a result of the CDP.  Except as otherwise required by law or by court or by government order, should [*] or [*], against the [*] shall prove that such [*] is not based on and is independent of [*] obtained by [*] or [*] to which [*] exposed, directly or indirectly, from [*] during the duration of or as a result of the CDP.  Notwithstanding the foregoing, [*]  acknowledge and agree that the covenant set forth in this Section 6.1 does not apply to [*], any [*] to [*], or to any material breach of the license grant or confidentiality provisions of this Agreement.

6.2           [*] Covenant.

6.2.1        For the period of time ending [*] from the date of [*] including regarding the [*] and/or [*] of the [*] (hereinafter “[*]”), and subject to the terms and conditions of this Agreement, [*] by [*] (or [*] before or during the [*]) shall be subject to the limitations set forth hereinafter.  Subject to the terms and conditions of this Agreement, [*] covenants [*] not to [*] against [*] any of [*] by [*] before or during the [*] (or [*] by [*] before or during the [*] [*]), but excluding [*] (and [*] where covenants [*]) that are covered under the below-defined “[*]” regarding [*]; provided, however, that if there is any specific field regarding the [*] that needs to be excluded from the covenant [*] hereunder due to potential breach by [*] of [*] contracts with any third party existing as of the Effective Date of the Agreement, [*] shall schedule such in Exhibit F hereto and such field will be excluded from the covenant [*] hereunder.  Further, [*] not to [*] any [*] to [*] any [*] by [*] (or [*] by [*]), regarding the [*].

6.2.2        For the avoidance of doubt, and subject to the [*] set forth in Section [*] of the Agreement, nothing in this Section 6.2 prohibits [*] from [*] in the future under [*] to any Third Party after the Effective Date of the Agreement (collectively with [*] which are [*]  as of the Effective Date and the [*] that [*] may transfer ownership of in accordance with this Section 6.2.2, “[*]”), or prohibits [*] in the future from [*] to [*] of any [*] relating to or resulting from a [*] in the normal course of business for [*] to the extent where [*] such [*] the opportunity to acquire [*] that [*] to such [*] as part of the [*].  If [*] such [*] or [*] in such [*], then [*]  that the covenants [*] under this Section 6.2 shall not apply to such [*] for the [*] and [*] will receive a [*] to such [*]; provided that [*] that [*] will not [*] such Third Party in [*] under the [*]  against the [*].  Notwithstanding the immediately preceding sentences, [*] may be [*] in any [*] as required by being an [*] to a [*] involving the [*] for [*] purposes, solely as required by law and further [*] may be [*], as required by law, provided that [*] commercially reasonable efforts to limit the amount of [*] and/or [*] requested.  Notwithstanding the foregoing[*] and [*]:  (a) that any covenants granted by [*] regarding the [*] or [*] of [*] pursuant to this Section 6.2 apply only to [*] by [*] and [*] or [*] of by [*] or [*]; and (b) that the covenants do not apply to [*], any [*] to [*], or to any [*] or [*] of this Agreement.  [*] that the foregoing covenant shall not apply to any [*] resulting from the [*] or [*] of [*], or any [*].  Notwithstanding anything above, if [*], then the [*] shall solely in such case mean the period of time terminating [*] from the date of such election.  Further, if [*] or [*] as [*] as provided in Section [*], this covenant [*] shall not apply to [*] listed in Section [*] nor to such [*] not included in [*] as provided in Section [*], as applicable.

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6.3           Enforcement.  If [*] any claim against the [*] in violation of Sections 6.1 or 6.2 above, then [*] may seek injunctive relief to stop or enjoin [*] from undertaking such activities in addition to any and all remedies available at law and the [*] shall be fully reimbursed by [*] for their reasonable expenses and direct damages arising from such assertion.  [*] may [*] such expenses and damages [*] to be paid to [*].

6.4           Assignment.  Subject to the terms and conditions of this Agreement, the covenant in Section 6.1 shall be binding on any successors-in-interest, assigns, mergers, reorganizations, or any other change of control of [*], but only as to [*] obtained by [*] or knowledge to which [*] exposed, directly or indirectly, from [*] during the duration of or as a result of the CDP.  In addition, subject to the terms and conditions of this Agreement, the covenant in Section [*] shall be binding on any successors-in-interest, assigns, mergers, reorganizations, or any other change of control of [*], but only as applicable to the [*] owned by [*] on the day immediately prior to such change of control and not to any other [*] owned by the successor in interest or assignee.

6.5           Patent Sales.  Subject to the terms and conditions of this Agreement, if [*] or otherwise [*] or [*] any [*] or [*] under any of the [*] covered by the covenant [*] in Section [*] above (“[*]” or “[*]” as the case may be), unless such rights are specifically excluded therein, at any time during the period of time that such [*] would have been subject to the covenant set forth in Section [*] above but for such [*], to any Third Party [*] of [*], then [*]:  (i) retroactively [*], as of immediately prior to such [*], a [*] with respect to any [*] of by [*] prior to such [*]; and (ii) shall make such [*] subject to the covenant set forth in Section [*] above.

6.6           Application to Affiliates.  For purposes of this Section 6, Intermolecular shall mean Intermolecular and/or its Affiliates as appropriate.  Toshiba shall mean Toshiba Corporation and/or its Affiliates as appropriate.  SanDisk shall mean SanDisk Corporation and/or its Affiliates as appropriate.

6.7           Termination of Covenants.  If, at any time before [*] assertion of claims of [*] subject to covenants set forth in this Section 6 against a particular Protected Entity, such particular Protected Entity asserts claims of [*] against [*], or seek to [*] of [*] other than enforcement of or disagreement concerning the [*] provisions set forth in this agreement [*], the covenants set forth in this Section 6 shall immediately terminate with respect to such particular Protected Entity.  In addition, in the event of a change of control, merger, acquisition or sale of all or substantially all of the assets of [*], or of the sale of an Affiliate, subsidiary or product line of [*] the covenants granted in this Section 6 shall apply only to the products, processes, Technologies or services of [*], as of the date of such change of control, and shall not apply to any of the products, processes, Technologies, or services of the acquiring entity.

7.             WARRANT

7.1           Warrant.

7.1.1        Upon execution of the Agreement, Intermolecular will issue to each of Toshiba and SanDisk a warrant (each a “Warrant” and together the “Warrants”) to purchase a number of shares equal to the Warrant Amount (as defined below).  Each Warrant shall have an

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exercise price of $3.04144 per share (the “Exercise Price”) and be exercisable only during the Exercise Period (as defined below).  Each of Toshiba and SanDisk must deliver an election notice of its intention to exercise the Warrant and the number of shares of Intermolecular common stock it wishes to purchase pursuant to the Warrant (an “Election Notice”) not later than the expiration of the Exercise Period.  The closing of the issuance of the shares to be issued pursuant to the Warrants shall occur not more than 30 days after the expiration of the Exercise Period.  At the closing Intermolecular shall at its sole expense issue all necessary and appropriate documents evidencing the issuance of the Shares.  Intermolecular represents that the Exercise Price is the lowest price at which shares were purchased by investors in Intermolecular’s Series D financing round in December 2008.  Intermolecular agrees to provide SanDisk and Toshiba upon request at the time of the License Election an investor information packet containing information which is no less than the information provided by Intermolecular or on Intermolecular’s behalf to investors in any investment round preceding the conclusion of the Exercise Period to purchasers of common stock and, in addition, shall also include a written summary of (i) the then-current capitalization table stating shares by class (including shares reserved for issuance under outstanding instruments (e.g., options, other convertible securities)) and (ii) the then-total dollar amount of outstanding liquidation preferences.

7.1.2        “Exercise Date” shall mean the date SanDisk and/or Toshiba makes an effective election under Section 4.2.2(A), Section 4.2.2(C) or Section 4.2.2(D) (a “License Election”).

7.1.3        The “Exercise Period” shall be a period from and after the Exercise Date and ending upon the date one hundred and twenty (120) days from the end of the CDP.

7.1.4        The “Warrant Amount” with respect to each Warrant shall be an amount equal to (1) 1,644,736 less (2) the number of shares of Common Stock elected to be purchased in the Notice of Exercise with respect to the other Warrant being issued on the date hereof; provided, however, that (a) if both Toshiba and SanDisk elect to purchase more than 822,368 shares of Common Stock, then the Warrant Amount shall be an amount equal to 822,368; and (b) if either Toshiba or San Disk elects to purchase less than 822,368 shares then the Warrant Amount, in which case such lesser amount shall be the Warrant Amount for such party and the other party shall have the right but not the obligation to purchase the balance up to an aggregate of 1,644,736 shares.  In no event shall the aggregate Warrant Amount purchasable by SanDisk and Toshiba collectively hereunder exceed 1,644,736.

7.1.5        The form of warrant is attached hereto as Exhibit G.

8.             CONFIDENTIALITY

8.1           Confidentiality.  Except as otherwise expressly provided in this Agreement, the parties agree that each receiving party of another party’s Confidential Information shall not, except as expressly provided in this Section 8, disclose to any Third Party, or use for any purpose, any such Confidential Information furnished to it by a disclosing party pursuant to this Agreement, except in each case to the extent that it can be established by the receiving party by competent proof that such information:

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(a)           was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

(b)           was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

(c)           became generally available to the public or otherwise part of the public domain after disclosure and other than through any act or omission of the receiving party in breach of this agreement;

(d)           was independently developed by the receiving party without use of, or reference to, the other party’s confidential information, as demonstrated by documented evidence prepared contemporaneously with such independent development; or

(e)           was disclosed to the receiving party, other than under an obligation of confidentiality, by a Third Party authorized and entitled to disclose such information to others.

8.2           Permitted Use and Disclosures.  Notwithstanding the restrictions of Section 8.1, each party hereto may (a) use Confidential Information disclosed to it by another party to the extent necessary for that party to perform its obligations or undertake the activities set forth in the Development Plan and (b) use or disclose Confidential Information disclosed to it by such other party to the extent such use or disclosure is reasonably necessary in (i) exercising the rights and licenses granted hereunder, (ii) prosecuting or defending litigation, (iii) complying with applicable laws, governmental regulations or court orders or submitting information to tax or other governmental authorities (including the Securities and Exchange Commission), or (iv) preparing, filing and prosecuting patent applications; in each case, provided that if a party is required to make any such disclosure, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the disclosing party of such disclosure and will use reasonable efforts to secure confidential treatment of such information (whether through protective order or otherwise), except to the extent inappropriate with respect to patent applications.  It is understood that any party may also disclose the Confidential Information of a disclosing party upon receipt of the written consent to such disclosure by a duly authorized representative of the disclosing party.  For purposes of this Section 8, SanDisk and Toshiba may (subject to the limitations of use applicable to employees of SanDisk, Toshiba or their Affiliates) use third party contractors retained by SanDisk, Toshiba or their Affiliates as applicable, that have entered into appropriate non-disclosure agreements with SanDisk, Toshiba or their Affiliates, as applicable, and with Intermolecular where such third party contractors have direct access to the CDP or have been provided to the Intermolecular Confidential Information.  SanDisk and Toshiba shall be responsible for their respective breaches of this Section 8 by such third party contractors to the same extent as for SanDisk, Toshiba and their Affiliates respective employees.

8.3           Nondisclosure of Terms.  Each of the parties hereto agrees not to disclose the terms of this Agreement to any Third Party without the prior written consent of the other party hereto, except to such party’s attorneys, accountants, advisors, investors and financing sources and their advisors and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, to the extent required by law, in connection with the enforcement of

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this Agreement or rights under this Agreement or in connection with a merger, acquisition, financing transaction or proposed merger, acquisition or financing transaction.

9.             LIMITED REPRESENTATIONS AND WARRANTIES AND INDEMNIFICATION

9.1           By Intermolecular.  Intermolecular represents and warrants that:  (a) it has the right and authority to enter into this Agreement, and to fully perform its obligations hereunder; (b) this Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms; (c) Intermolecular owns, or possesses a valid and enforceable license to use, and has full power and authority to license or sublicense, as the case may be, all Intermolecular’s Intellectual Property Rights licensed or sublicensed to Toshiba and SanDisk pursuant to this Agreement; (d) Intermolecular’s compliance with its obligations under this Agreement will not violate third party agreements nor give rise to financial obligations on the part of Toshiba, Toshiba Affiliates, SanDisk or SanDisk Affiliates under any Third Party agreements; and (e) it will perform the services contemplated by this Agreement in a professional and workmanlike manner and in accordance with relevant industry standards applicable to the services.

9.2           By Toshiba and SanDisk.  Toshiba and SanDisk each individually represent and warrant that:  (a) it has the right and authority to enter into this Agreement, and to fully perform its obligations hereunder; (b) this Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms; and (c) each owns, or possesses a valid and enforceable license to use, and has full power and authority to license or sublicense, as the case may be, all Intellectual Property Rights which are or may be licensed to Intermolecular under this Agreement.

9.3           Disclaimer.  Toshiba and SanDisk each acknowledge that the CDP is by its nature a technology development project and there is no guarantee that the project will be successful, in whole or in part or will meet Toshiba’s or SanDisk’s anticipated needs.  Each party further acknowledges that the failure of the parties to successfully develop and commercialize [*] Technology, CDP Products or Non-CDP Products as the result of the CDP shall not constitute a breach of any representation or warranty or other obligation under this Agreement.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, TOSHIBA, SANDISK, AND INTERMOLECULAR MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, AND EXPRESSLY DISCLAIM ALL OTHER REPRESENTATIONS, WARRANTIES AND CONDITIONS, WHETHER EXPRESS, IMPLIED, OR STATUTORY, WITH RESPECT TO BACKGROUND IP, FOREGROUND IP, HPC TECHNOLOGY OR ANY INFORMATION OR TECHNOLOGY DISCLOSED OR PROVIDED UNDER THIS AGREEMENT, INCLUDING ANY DELIVERABLES PROVIDED HEREUNDER.  WITHOUT LIMITING THE FOREGOING, EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF TITLE, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, OR VALIDITY OF ANY BACKGROUND IP, FOREGROUND IP, OR HPC TECHNOLOGY, PATENTED OR UNPATENTED, OR NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

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9.4           Indemnification.  Intermolecular shall indemnify, defend and hold harmless Toshiba, Toshiba Affiliates, SanDisk and SanDisk Affiliates against any Third Party suits, actions, claims or proceedings alleging that (a) the HPC Technology, HPC Derivatives, or any Licensed IP provided or licensed by Intermolecular under this Agreement infringes or misappropriates such Third Party’s Intellectual Property Rights and/or (b) Intermolecular has caused property damage to a Toshiba or SanDisk facility, and Intermolecular agrees to reimburse Toshiba, Toshiba Affiliates, SanDisk and SanDisk Affiliates for all damages, liabilities, costs and expenses, including reasonable attorneys’ fees, finally awarded against Toshiba, Toshiba Affiliates, SanDisk and SanDisk Affiliates by a court of competent jurisdiction that may result from any such Third Party claim or property damage or any settlement amount, as applicable; provided that (i) SanDisk and/or Toshiba (as applicable) notifies Intermolecular promptly in writing of the claim; and (ii) SanDisk and/or Toshiba (as applicable) assist and cooperates reasonably with Intermolecular, at Intermolecular’s expense, in defending and settling such claim.  Intermolecular shall have sole control of the defense and all related potential settlement negotiations, provided that Intermolecular shall not enter into any settlement which would adversely affect Toshiba, Toshiba Affiliates, SanDisk or SanDisk Affiliates without such party’s prior written consent.  In addition, each of SanDisk and Toshiba shall be entitled to be represented by its own respective counsel at its own respective expense.  Intermolecular shall maintain appropriate insurance to permit Intermolecular to reasonably carry out its indemnity obligations under this Agreement.

10.          LIMITATION OF LIABILITY

10.1         Intermolecular.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT FOR INTERMOLECULAR’S OBLIGATIONS UNDER SECTIONS 6 AND 9.4 OF THIS AGREEMENT, A BREACH BY INTERMOLECULAR OF ITS CONFIDENTIALITY OBLIGATIONS UNDER SECTION 8, OR A BREACH OF ANY LICENSE RESTRICTIONS APPLICABLE TO INTERMOLECULAR:  (I) UNDER NO CIRCUMSTANCES WILL INTERMOLECULAR BE LIABLE TO ANY PARTY UNDER ANY LEGAL OR EQUITABLE THEORY, INCLUDING UNDER CONTRACT, STRICT LIABILITY OR OTHERWISE, FOR ANY LOST PROFITS, LOST DATA, LOST BUSINESS OPPORTUNITY, INJURY TO BUSINESS REPUTATION OR EQUIPMENT DOWNTIME, OR FOR ANY CONSEQUENTIAL, PUNITIVE INCIDENTAL, INDIRECT OR SPECIAL DAMAGES OF ANY KIND IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND (II) IN NO EVENT WILL INTERMOLECULAR’S AGGREGATE LIABILITY TO ANY PARTY EXCEED THE GREATER OF (A) US$[*], AND (B) CUMULATIVE AMOUNTS PAID OR PAYABLE BY TOSHIBA AND SANDISK (OR BY THIRD PARTIES BASED ON LICENSES MADE PURSUANT TO THIS AGREEMENT) TO INTERMOLECULAR IN THE [*] MONTHS PRECEDING THE CLAIM.

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10.2         SanDisk and Toshiba.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT FOR A BREACH BY SANDISK OR TOSHIBA OF THEIR RESPECTIVE CONFIDENTIALITY OBLIGATIONS UNDER SECTION 8, OR A BREACH OF ANY LICENSE RESTRICTIONS:  (I) UNDER NO CIRCUMSTANCES WILL SANDISK AND/OR TOSHIBA BE LIABLE TO ANY PARTY UNDER ANY LEGAL OR EQUITABLE THEORY, INCLUDING UNDER CONTRACT, STRICT LIABILITY OR OTHERWISE, FOR ANY LOST PROFITS, LOST DATA, LOST BUSINESS OPPORTUNITY, INJURY TO BUSINESS REPUTATION OR EQUIPMENT DOWNTIME, OR FOR ANY CONSEQUENTIAL, PUNITIVE, INCIDENTAL, INDIRECT OR SPECIAL DAMAGES OF ANY KIND IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND (II) IN NO EVENT WILL SANDISK’S OR TOSHIBA’S AGGREGATE LIABILITY TO ANY PARTY EXCEED THE AMOUNTS DUE AND PAYABLE BY SANDISK AND TOSHIBA TO INTERMOLECULAR.

10.3         Basis of Agreement.  EACH PARTY ACKNOWLEDGES AND AGREES THAT THE FOREGOING LIMITATIONS OF LIABILITY ARE AN ESSENTIAL ELEMENT OF THE BASIS OF THE BARGAIN AMONG THE PARTIES AND THAT IN THE ABSENCE OF SUCH LIMITATIONS, THE ECONOMIC AND OTHER TERMS OF THIS AGREEMENT WOULD BE SUBSTANTIALLY DIFFERENT.

11.          TERM; TERMINATION

11.1         Term of Agreement.  The Agreement, unless terminated or canceled as provided in this Section 11, shall remain in full force and effect for the full Initial Term, and may be extended for up to two (2) additional one (1) year periods by Toshiba and SanDisk providing notice to Intermolecular of their intention to renew the Agreement providing thirty (30) days advance written notice to Intermolecular before the expiration of the Initial Term or any extension thereof.  SanDisk and Toshiba shall receive at least as favorable commercial terms from Intermolecular if they elect to extend the Term beyond the Initial Term, as those commercial terms governing the Initial Term.  If SanDisk and/or Toshiba request to extend the Term for less than one (1) year and/or wish to have lower rates in return for extending the Term, the parties shall discuss and work together in good faith to agree to such request (Intermolecular shall not unreasonably withhold agreement to a request to extend the duration of the Term).

11.2         Termination for Convenience.  Either Toshiba or SanDisk may terminate this Agreement for convenience without penalties of any kind, in the event of an acquisition, merger, assignment, reorganization or other change of control of Intermolecular, by providing [*] days advance written notice to Intermolecular.  “Change of control” under this Section 11.2 excludes (a) an IPO by Intermolecular, and (b) the acquisition of Intermolecular by either a financial entity, a semiconductor equipment manufacturer or a semiconductor materials manufacturer, provided that any of these entities referred to in this (b) are not affiliated with an entity that designs and/or manufactures semiconductor integrated circuits, and that any party in (b) within [*] days notifies and confirms in writing to SanDisk and Toshiba that such party shall assume all of Intermolecular’s obligations under this Agreement and SanDisk and Toshiba shall have the right to terminate this Agreement unless such party meets requirements in (b).

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11.3         Termination for Breach.  Either Toshiba or SanDisk may terminate this Agreement in the event that Intermolecular has materially breached or defaulted in the performance of any of its material obligations hereunder, and such default has continued for [*]days after written notice thereof was provided to Intermolecular by a non-breaching party; or in the event of insolvency or bankruptcy.  Intermolecular may terminate this Agreement in the event that either Toshiba or SanDisk has materially breached or defaulted in the performance of its material obligations hereunder, and such default has continued for [*]days after written notice thereof was provided to the breaching party by Intermolecular.  Any termination shall become effective at the end of such [*]day period unless the breaching party (or any other party on its behalf) has cured any such breach or default prior to the expiration of the [*] day period.

11.4         Effect of Termination.

11.4.1      Accrued Rights and Obligations.  Termination of this Agreement for any reason shall not release any party hereto from any liability or obligation that, at the time of such termination, has already accrued to the other parties or that is attributable to a period prior to such termination, nor shall it preclude any party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.

11.4.2      Return of Confidential Information.  Upon any termination of this Agreement, Toshiba, SanDisk and Intermolecular, as applicable, shall promptly destroy or return to the other all Confidential Information received from any other party other than as required to enforce or defend any continuing or surviving rights and pursuant to this Agreement obligations under this Agreement.

11.5         Survival.  If this Agreement terminates for any reason or expires, then Sections [*] and [*] of this Agreement shall survive such termination or expiration.

12.          MISCELLANEOUS

12.1         Governing Laws and Dispute Resolution.  This Agreement shall be governed by and construed in accordance with the laws of the state of California in the United States, without regard to its choice of law rules.  All disputes between the parties in connection with or arising out of this Agreement shall first be discussed in good faith between the parties in order to try to find an amicable solution.  If no solution can be found to settle the dispute, then such dispute shall be finally settled by arbitration in accordance with the default rules and procedures of American Arbitration Association sitting in Hawaii and conducted in English.  Within [*] days of notice that a party wants to submit a dispute to arbitration, the parties will attempt to mutually agree upon an independent arbitrator with expertise in the semiconductor industry.  If the parties are unable to agree on an independent arbitrator within [*] days, AAA will select an arbitrator within [*] days.  The arbitrator shall determine what discovery will be permitted consistent with the goal of limiting the costs and time for such a proceeding.  The parties and arbitrator shall use all reasonable efforts to complete any arbitration subject to this Section 12.1 within [*] from the selection of the arbitrator.  The parties agree that any award of damages shall not include punitive, special, consequential, or indirect damages except as specifically allowed in this Agreement and shall comply with the limitation of liability provisions set forth herein.  The

Intermolecular Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

arbitrator’s decision shall be in a detailed writing setting forth the reasons for their decision and shall be provided concurrently to each party.  The arbitration award shall be final and binding on the parties.  Unless otherwise agreed to by the parties, each party shall pay one-third of the arbitration fees and expenses and shall bear all of its own expenses in connection with the arbitration.  Notwithstanding any of the foregoing, any party shall have the right to seek, at its own cost and expenses, preliminary and temporary injunctive relief pending resolution of the dispute via arbitration.  The parties expressly disclaim the application of the United Nations Convention on the International Sale of Goods to this Agreement.

12.2         Assignment.  No party may assign or transfer this Agreement either voluntarily or by operation of law, in whole or in part, without the prior written consent of the other parties, such consent not to be unreasonably conditioned, delayed or withheld, and any attempt to do so will be null and void.  Notwithstanding the foregoing, any party may assign this Agreement without such consent to a parent, subsidiary, or Affiliate, or assign this Agreement without consent to a successor in interest to its business (whether by merger, acquisition, consolidation, change of control, reorganization or sale of substantially all of its assets), provided that if Intermolecular assigns this Agreement to a successor in interest, such successor in interest within [*] days notifies and confirms in writing to SanDisk and Toshiba that such successor in interest shall assume all of Intermolecular’s obligations under this Agreement and SanDisk and Toshiba shall have the right to defer any payment under this Agreement until SanDisk and Toshiba have confirmed, in writing, such purported assignment.  The parties acknowledge and agree that if this Agreement is assigned by Toshiba or SanDisk to a successor in interest as a result of a merger, acquisition, consolidation, change of control, reorganization or sale of substantially all of their assets, then (a) the caps set forth in Section 5.4.2 shall terminate and the Fees payable shall be uncapped thereafter; and (b) the covenants set forth in Section [*] shall not apply to the successor in interest or to any products or services of such successor in interest other than the specific, then-current version of the CDP Products and Non-CDP Products in commercial production at the closing of the transaction resulting in the change of control.  The parties further acknowledge and agree that if this Agreement is assigned by Intermolecular to a successor in interest as a result of a merger, acquisition, consolidation, change of control, reorganization or sale of substantially all of its assets, then the covenants set forth in Section [*]shall not apply to [*]independently owned or controlled by the successor in interest on the date immediately prior to the closing of the transaction resulting in the change of control, nor shall the covenants set forth in Section [*] apply to any [*]created or acquired by such successor in interest after the closing of the transaction resulting in the change of control unless the identity of the former Intermolecular as a functional unit remains identifiable in which case the covenants shall continue to apply but only as to [*]created by the said identifiable functional unit during the [*].  Notwithstanding the foregoing, the covenants set forth in Section [*] still apply to any [*] filed by such successor and claiming priority to any earlier [*]obtained or developed by [*]before or during the [*].  Subject to the foregoing provisions, this Agreement will be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

12.3         Drafting.  In interpreting and applying the terms and provisions of this Agreement, the parties agree that no presumption shall exist or be implied against the party that drafted such terms and provisions.

Intermolecular Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

12.4         Waiver.  It is agreed that no waiver by any party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver or an expectation of non-enforcement as to any subsequent and/or similar breach or default.

12.5         Non-Solicitation.  During the Initial Term of this Agreement no party may individually, or in concert with or through any other person, actively recruit or solicit employment of any scientific or technical personnel of any other party.  The foregoing restriction shall not apply to, or be breached by:  (i) advertising open positions, participating in job fairs, and conducting comparable activities to recruit skilled or unskilled help from the general public, or responding to individuals contacted through such methods, (ii) responding to unsolicited inquiries about employment opportunities or possibilities from job placement agencies or other agents acting for unidentified principals, or (iii) responding to unsolicited inquiries about employment opportunities from any individual.

12.6         Severability.  In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect to the fullest extent permitted by law without said provision, and the parties shall amend the Agreement to the extent feasible to lawfully include the substance of the excluded term to as fully as possible realize the intent of the parties and their commercial bargain.

12.7         Independent Contractors.  The relationship of the parties hereto is that of independent contractors.  Each party shall not be deemed to be an agent, partner, joint venture or legal representative of the other for any purpose as a result of this Agreement or the transactions contemplated thereby.

12.8         Press Releases or Public Statements.  No Party shall issue any press release, publicity statement, communication with stockholders, public notice or other public disclosure relating directly to this Agreement or the transactions contemplated hereby without prior notice to, consultation with and the prior written consent of the other parties.

12.9         Compliance with Law.  In exercising their rights and undertaking their obligations under the Agreement, each party shall fully comply in all material respects with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this Agreement.  Without limiting the foregoing, each party agrees to comply with all applicable export and re-export control laws and regulations maintained by the United States or Japanese governments.

12.10       Notices.  All notices, requests and other communications hereunder shall be in writing and shall be hand delivered, or sent by express delivery service with confirmation of receipt, or sent by registered or certified mail, return receipt requested, postage prepaid, or by electronic transmission (with written confirmation copy by registered first-class mail), in each case to the attention of the chief legal officer at the respective address indicated above.  Any such notice shall be deemed to have been given when received.  Any party may change its address by giving the other party written notice, delivered in accordance with this Section.

Intermolecular Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

12.11       Force Majeure.  No party shall lose any rights hereunder or be liable to any other party for damages or losses (except for payment obligations then owing) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, earthquake, flood, lockout, embargo, act of terrorism, governmental acts, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the non-performing party and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

12.12       Headings; Construction.  The captions to the several Sections hereof are not part of this Agreement, but are included merely for convenience of reference and shall not affect its meaning or interpretation.  As used in this Agreement, the word “including” means “including without limitation.”

12.13       Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

12.14       Complete Agreement.  This Agreement, together with its Exhibits and their attachments, constitutes the entire agreement, both written and oral, among the parties with respect to the subject matter hereof, and all prior agreements respecting the subject matter hereof, either written or oral, express or implied, shall be superseded by this Agreement.  Without limitation to the foregoing, except as provided in Section 4.2.2(B), the 2006 Agreement is hereby superseded and replaced by this Agreement, except for Intermolecular’s and SanDisk’s surviving confidentiality obligations set forth in the 2006 Agreement.  If there is any conflict between the confidentiality provisions in this Agreement and in the 2006 Agreement, the confidentiality provisions in this Agreement shall control.  No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of Toshiba, SanDisk and Intermolecular.  The parties further agree that any additional or inconsistent terms and conditions of any purchase order, invoice or like document issued in connection with this Agreement shall be superseded in full by the terms and conditions of this Agreement and any Exhibit hereunder, and any such additional or inconsistent terms, unless specifically agreed to in writing by the parties at the time, are hereby rejected.

12.15       Third Party Beneficiaries.  Except as expressly provided in this Agreement, there are no Third Party beneficiaries expressly or impliedly intended under this Agreement.

Intermolecular Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

In Witness Whereof, the parties hereto have executed this document as the Effective Date above, or if no date is set forth, the last date set forth below.

Toshiba Corporation		SanDisk Corporation

By:	/s/ Hiroto Nakai	By:	/s/ Ben Tessone
Name:	Hiroto Nakai	Name:	Ben Tessone
Title:	SM, Flash Business Strategy Development	Title:	VP, Worldwide Procurement

Intermolecular, Inc.

By:	/s/ David Lazovsky
Name:	David Lazovsky
Title:	President & CEO

Intermolecular Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit A—[*]IP (Non-Exhaustive List of Patents as of Effective Date)
Exhibit B—Development Plan
Exhibit C—IM [*]Developed Technology
Exhibit D—Original CDP Developed Technology
Exhibit E—Workflow Infrastructure
Exhibit F—Exclusions from Section 6.2
Exhibit G—Form of Warrant
Exhibit H—Intermolecular Background IP for the CDP

Intermolecular Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

CATEGORY ONE IP

(Non-Exhaustive List of Patents as of Effective Date)

[Intermolecular to provide non-confidential summary to SanDisk and Toshiba prior to
Effective Date, and final version to be provided immediately after Effective Date]

Non-confidential summary:

US Applications:

#	Title	Short Description	App. No.	IM Ref. No.
[*]	[*]	[*]	[*]	[*]

PCT Applications:

#	Title	Short Description	Application Number	IM Ref. No.
[*]	[*]	[*]	[*]	[*]

Foreign Applications:

#	Title	Short Description	Country	Application Number	IM Ref. No.
[*]	[*]	[*]	[*]	[*]	[*]

Intermolecular Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

DEVELOPMENT PLAN - PHASE I

(Version [*])

[*]

Common criteria for all [*]:

[*]

[*]

Stage	Task	Goal	Timeline	Metric/Output
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

Intermolecular Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

Intermolecular Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

IM [*] Developed Technology

US Applications:

#	Title	Short Description	App. No.	IM Ref. No.
[*]	[*]	[*]	[*]	[*]

Intermolecular Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

Original CDP Developed Technology

[*] (“[*]”) and

[*] (“[*]”) DOCUMENTATION

[*]

Exhibit A—[*]

Exhibit B—[*] Pivot Table

Exhibit C—Invention Disclosures

Intermolecular Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A (1 OF 2)

 [*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]

[*]

[*]

Intermolecular Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A (2 OF 2)

BKM Condition

[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]

[*]

[*]

Intermolecular Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]

[*]

Intermolecular Confidential

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit B — [*] Pivot Table

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]				[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]					[*]	[*]	[*]
[*]					[*]	[*]	[*]
[*]					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
						[*]	[*]
						[*]	[*]
						[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]					[*]	[*]	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit B - TFS Pivot Table

[*]				[*]	[*]	[*]
[*]				[*]	[*]	[*]
[*]				[*]	[*]	[*]
[*]					[*]	[*]
[*]					[*]	[*]
[*]					[*]	[*]
[*]					[*]	[*]
[*]				[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]
[*]					[*]	[*]
[*]					[*]	[*]
					[*]	[*]
					[*]	[*]
				[*]	[*]	[*]
				[*]	[*]	[*]
				[*]	[*]	[*]
				[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]
				[*]	[*]	[*]
				[*]	[*]	[*]
				[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]

	[*]	[*]	[*]	[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]

	[*]	[*]	[*]	[*]	[*]	[*]

	[*]	[*]	[*]	[*]	[*]	[*]
			[*]	[*]	[*]	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Confidential

Exhibit B - TFS Pivot Table

		[*]	[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]					[*]	[*]	[*]
[*]					[*]	[*]	[*]
[*]					[*]	[*]	[*]
[*]					[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]					[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]
[*]					[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]
		[*]			[*]	[*]	[*]
		[*]			[*]	[*]	[*]
		[*]			[*]	[*]	[*]
			[*]	[*]	[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
			[*]	[*]	[*]	[*]	[*]
		[*]			[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]

					[*]	[*]	[*]

					[*]	[*]	[*]
					[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]

					[*]	[*]	[*]

					[*]	[*]	[*]

					[*]	[*]	[*]

		[*]	[*]	[*]	[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Confidential

Exhibit B - TFS Pivot Table

					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]
[*]					[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
		[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
						[*]	[*]
						[*]	[*]
						[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]
					[*]	[*]	[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Confidential

EXHIBIT C—Invention Disclosures

Docket #	Title	Short Description	Exemplary Claim
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]

[*]	[*]	[*]	[*]

Intermolecular and SanDisk

Confidential Information

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit C-1

FILE NO. [*]	INTERMOLECULAR, INC. - CONFIDENTIAL

INTERMOLECULAR, INC.
INVENTION DOCUMENTATION FORM

1. [*]

2. [*]

3. [*]

4. [*]

4(a) [*]

4(b) [*]

4(c) [*]

5. [*]

5(a) [*]

5(b) [*]

6.

7. [*]

7(a) [*]

7(b) [*]

8.

Contains Intermolecular Confidential and

Attorney Client Privileged Information

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

FILE NO. [*]	INTERMOLECULAR, INC. -CONFIDENTIAL

[*]

[*]

	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]

[*]

[*]

Contains Intermolecular Confidential and

Attorney Client Privileged Information

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

2

[*]

[*]

[*]

[*]

[*]

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]

[*].

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]

[*]

	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]

[*]

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]

[*]

[*]

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]

[*]

[*]

[*]

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

INTERMOLECULAR, INC.
INVENTION DOCUMENTATION FORM

1. [*]

2. [*]

3. [*]

4. [*]

4(a) [*]

4(b) [*]

4(c) [*]

5. [*]

5(a) [*]

5(b) [*]

6.

7. [*]

7(a) [*]

7(b) [*]

8.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit C-3

FILE NO. [*]	INTERMOLECULAR, INC. — CONFIDENTIAL

INTERMOLECULAR, INC.
INVENTION DOCUMENTATION FORM

1. [*]

2. [*]

3. [*]

4. [*]

4(a) [*]

4(b) [*]

4(c) [*]

5. [*]

5(a) [*]

5(b) [*]

6.

7. [*]

7(a) [*]

7(b) [*]

8.

Contains Intermolecular Confidential and
Attorney Client Privileged Information

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1

FILE NO. [*]	INTERMOLECULAR, INC. — CONFIDENTIAL

[*]

[*]

Contains Intermolecular Confidential and
Attorney Client Privileged Information

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

2

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

3

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

4

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

5

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

6

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

7

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

8

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

9

Exhibit C-4

Lead Inventor:	[*]	Supervisor:	[*]
Docket No.:	[*]
TITLE OF INVENTION:	[*]

Problem Addressed by Invention:

[*]

Previous Approaches to Solving Problem:

[*]

Brief Description of Invention:  (Attach all relevant drawings, specs, flowcharts, design review or notebook entries)

[*]

Enabling and Best Mode disclosure:

[*]

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

10

[*]

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

11

Alternative structures/steps:

Key Words:

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

12

EXHIBIT E

Workflow Infrastructure

Dedicated Equipment	Description
[*]	[*]

Other Equipment	Description
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Physical Metrology & E-Test Tools

[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

13

EXHIBIT F

Exclusions from Section 6.2

[*]

[*]

[*]

[*]

[*]

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

14

EXHIBIT G

Form of Warrant

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

15

EXHIBIT H

Exhibit H as of May 10, 2010

Items #	Docket #	Title	Serial No.	Filing Date
[*]	[*]	[*]	[*]	[*]

[*]

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

16